UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2011

EMTEC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-32789	87-0273300
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Diamond Road Springfield, NJ	07081
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 552-3700

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

Revolving Credit and Security Agreement

On December 30, 2011, Emtec, Inc., a Delaware corporation (the “Registrant”), and its direct and indirect domestic subsidiaries Emtec, Inc., a New Jersey corporation, Emtec Viasub LLC, a Delaware limited liability company, Emtec Federal, Inc., a New Jersey corporation, Emtec Global Services LLC, a Delaware limited liability company, Luceo, Inc., an Illinois corporation, eBusiness Application Solutions, Inc., a New Jersey corporation, Aveeva, Inc., a Delaware corporation, Secure Data, Inc., a Delaware corporation, Emtec Infrastructure Services Corporation, a Delaware corporation, KOAN-IT (US) Corp., a Delaware corporation, Covelix, Inc., a Delaware corporation, Dinero Solutions, LLC, a Georgia limited liability company, and Gnuco, LLC (d/b/a Emerging Solutions LLC), a Delaware limited liability company (collectively, the “Companies”), entered into a Revolving Credit and Security Agreement (the “Loan Agreement”) with PNC Bank, National Association, as lender and agent (“PNC”).  The Loan Agreement provides for a senior secured revolving credit facility in an amount not to exceed (i) $30.0 million for each period from February 1 through August 31 during the term of the facility and (ii) $45.0 million for each period from September 1 through January 31 during the term of the facility (the “Senior Credit Facility”).  The Senior Credit Facility also includes a $7.0 million sublimit for the issuance of letters of credit.  The proceeds of the Senior Credit Facility were used to refinance all of the Companies’ outstanding indebtedness under their existing senior credit facility with De Lage Landen Financial Services, Inc. (“DLL”), to pay off all indebtedness of  Emtec Infrastructure Services Canada Corporation, a Canadian corporation and subsidiary of the Registrant (“Emtec Canada”), under its existing credit facility with De Lage Landen Financial Services Canada Inc. (“DLL Canada”), to pay related costs and expenses and for working capital and other general corporate purposes.  The Loan Agreement will remain in effect until December 29, 2014, unless sooner terminated by the Companies or PNC.

Borrowings under the Loan Agreement will bear regular interest at a rate equal to the Alternate Base Rate plus 1.0% or the Eurodollar Rate plus 3.0% on the outstanding principal amount.  For purposes of the Loan Agreement:

•
“Alternate Base Rate” means, for any day, a rate per annum equal to the highest of (i) the Base Rate in effect on such day, (ii) the Federal Funds Open Rate in effect on such day plus 0.5% and (iii) the Daily LIBOR Rate plus 1.0%.  For purposes of this definition, (a) “Daily LIBOR Rate” means, for any day, the rate per annum determined by PNC by dividing (x) the Published Rate by (y) a number equal to 1.0 minus the percentage prescribed by the Federal Reserve for determining the maximum reserve requirements with respect to any eurocurrency funding by banks on such day; and (b) “Published Rate” means the rate of interest published each business day in The Wall Street Journal “Money Rates” listing under the caption “London Interbank Offered Rates” for a one month period (or, if no such rate is published therein for any reason, then the Published Rate shall be the eurodollar rate for a one month period as published in another publication determined by PNC).

•
“Base Rate” means the base commercial lending rate of PNC as publicly announced to be in effect from time to time, such rate to be adjusted automatically, without notice, on the effective date of any change in such rate.  This rate of interest is determined from time to time by PNC as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by PNC to any particular class or category of customers of PNC.

•
“Eurodollar Rate” means for the then current interest period, the interest rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1.0%) determined by PNC by dividing (i) the rate which appears on the Bloomberg Page BBAM1 (or on such other substitute Bloomberg page that displays rates at which U.S. dollar deposits are offered by leading banks in the London interbank deposit market), or the rate which is quoted by another source selected by PNC which has been approved by the British Bankers’ Association as an authorized information vendor for the purpose of displaying rates at which US dollar deposits are offered by leading banks in the London interbank deposit market (an “Alternative Source”), at approximately 11:00 a.m., London time two business days prior to the first day of such interest period (or if there shall at any time, for any reason, no longer exist a Bloomberg Page BBAM1 (or any substitute page) or any Alternative Source, a comparable replacement rate determined by PNC at such time (which determination shall be conclusive absent manifest error)) for an amount comparable to the amount advanced at the Eurodollar Rate and having a borrowing date and a maturity comparable to such interest period by (ii) a number equal to 1.0 minus the Reserve Percentage.

•
“Federal Funds Open Rate” means, for any day, the rate per annum (based on a year of 360 days and actual days elapsed) which is the daily federal funds open rate as quoted by ICAP North America, Inc. (or any successor) as set forth on the Bloomberg Screen BTMM for that day opposite the caption “OPEN” (or on such other substitute Bloomberg Screen that displays such rate), or as set forth on such other recognized electronic source used for the purpose of displaying such rate as selected by PNC (an “Alternate Source”) (or if such rate for such day does not appear on the Bloomberg Screen BTMM (or any substitute screen) or on any Alternate Source, or if there shall at any time, for any reason, no longer exist a Bloomberg Screen BTMM (or any substitute screen) or any Alternate Source, a comparable replacement rate determined by PNC at such time (which determination shall be conclusive absent manifest error); provided, however, that if such day is not a business day, the Federal Funds Open Rate for such day shall be the “open” rate on the immediately preceding business day.  If and when the Federal Funds Open Rate changes, the rate of interest with respect to any advance to which the Federal Funds Open Rate applies will change automatically without notice to the Companies, effective on the date of any such change.

•
“Reserve Percentage” means, as of any day, the maximum percentage in effect on such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as “Eurocurrency Liabilities.”

The Loan Agreement contains certain customary affirmative and negative covenants, including, among other things: (i) affirmative covenants requiring the Companies to provide certain financial statements and schedules to PNC, maintain their legal existence, keep their collateral in good condition, and provide certain notices to PNC; and (ii) negative covenants that provide for limitations on other indebtedness, liens, amendments of organizational documents, asset sales, capital expenditures, issuance of capital stock, investments, and transactions with affiliates.

The Loan Agreement also contains certain customary representations and warranties and events of default, including, among other things, failure to pay interest, principal or fees due under the Loan Agreement, any material inaccuracy of any representation and warranty, any default having occurred under any Subordinated Debt (as such term is defined in the Loan Agreement), and the occurrence of bankruptcy or other insolvency events.  Certain of the events of default are subject to exceptions and materiality qualifiers.  If an event of default shall occur and be continuing under the Loan Agreement, PNC may, among other things, accelerate the repayment of the Companies’ obligations under the Senior Credit Facility.

To secure the payment of the obligations under the Loan Agreement, each of the Companies granted to PNC a security interest in, and a lien upon, all of their respective interests in their respective assets, including receivables, equipment, general intangibles, inventory, investment property, subsidiary stock, leasehold interests, goods, deposit accounts, letter of credit rights, commercial tort claims and insurance proceeds.  All such security interests are subject to the terms of a Subordination Agreement, dated December 30, 2011 among PNC, NewSpring SBIC Mezzanine Capital II, L.P. (“NewSpring”), Peachtree II, L.P. (“Peachtree,” and together with NewSpring, the “Investors”) and the Companies (the “Subordination Agreement”).

The above is a brief summary of the Loan Agreement and does not purport to be complete.  A copy of the Loan Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.  The contents of such Exhibit are incorporated herein by reference.

Amended and Restated Subordinated Loan Agreement

On December 30, 2011, the Companies entered into an Amended and Restated Subordinated Loan Agreement (the “Amended and Restated Subordinated Loan Agreement”) with the Investors and NewSpring, in its capacity as collateral agent for the Investors (“Collateral Agent”), pursuant to which: (i) Peachtree provided an additional subordinated term loan in an original principal amount of $3.0 million (together with the existing subordinated term loan from NewSpring in the original principal amount of $10.0 million, the “Subordinated Credit Facility”), (ii) NewSpring was appointed as collateral agent for the Investors, (iii) the Investors waived any event of default arising from (a) the Companies failing to meet the Total Funded Senior Debt to Pro Forma Adjusted EBITDA Ratio covenant (as set forth in that certain Subordinated Loan Agreement, dated August 15, 2011, among the Companies and NewSpring (the “Original Subordinated Loan Agreement”)) for the fiscal quarter ending November 30, 2011 and (b) the Companies failing to comply with the covenant in the Original Subordinated Loan Agreement prohibiting a Company name change without notice to, or the consent of, NewSpring, and (iv) the Investors agreed to make certain other amendments to the Original Subordinated Loan Agreement, including amending the Total Funded Senior Debt to Pro Forma Adjusted EBITDA Ratio covenant to provide that the Registrant and its consolidated subsidiaries shall maintain as of the last business day of the fiscal quarter ending on February 28, 2012 and May 31, 2012, a ratio of Total Funded Senior Debt on such date to  Pro Forma Adjusted EBITDA (as such terms are defined in the Amended and Restated Subordinated Loan Agreement) on a trailing twelve (12) months basis for such period, of not less 4.0 to 1.0 for the fiscal quarter ending on February 28, 2012 and of not less than 3.75 to 1.0 for the fiscal quarter ending on May 31, 2012.

To secure the payment of the obligations under the Amended and Restated Subordinated Loan Agreement and the Warrants (as defined below), each of the Companies granted to Collateral Agent for the benefit of the Investors, a security interest in, and a lien upon, all of their respective interests in their respective assets, including goods, accounts, chattel paper, instruments, deposit accounts, documents, general intangibles, letter of credits rights, commercial tort claims and insurance claims and proceeds.  All such security interests and liens are subordinated to the security interests and liens of PNC and are subject to the terms of the Subordination and Intercreditor Agreement.

The above is a brief summary of the Amended and Restated Subordinated Loan Agreement and does not purport to be complete.  A copy of the Amended and Restated Loan Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K.  The contents of such Exhibit are incorporated herein by reference.

Common Stock Purchase Warrants and Amended and Restated Investor Rights Agreement

In connection with the Amended and Restated Subordinated Credit Facility from the Investors, on December 30, 2011, the Registrant issued to Peachtree a Common Stock Purchase Warrant (the “Peachtree Warrant”) to purchase the number of shares of common stock of the Registrant, par value $0.01 (the “Common Stock”), equal to 1.5% of the Common Stock outstanding at the time of, and after giving effect to, the exercise of the Peachtree Warrant (based on the “treasury stock method” in accordance with the generally accepted accounting principles applicable in the United States of America and determined using the same principles, assumptions and estimates that are used by the Registrant in the preparation of its financial statements and assuming the exercise or conversion of all securities that are directly or indirectly exercisable for or convertible into Common Stock).  The Peachtree Warrant is in addition to the Common Stock Purchase Warrant issued to NewSpring on August 15, 2011 (the “NewSpring Warrant”) to purchase the number of shares of Common Stock equal to 5.0% of the Common Stock outstanding at the time of, and after giving effect to, the exercise of the NewSpring Warrant.  The NewSpring Warrant was amended and restated on December 30, 2011, as described below.  As of the date hereof, the Peachtree Warrant would be exercisable for 271,926 shares of Common Stock.  The exercise price for the Common Stock is $0.01 per share, which may be paid through a cashless exercise.  The Peachtree Warrant expires on December 30, 2021.

The Peachtree Warrant provides for mandatory exercise by Peachtree upon the occurrence of certain events including, among other events, the acquisition by any person or group of persons, other than the stockholders of the Registrant, of beneficial ownership of 50% or more of the voting securities of the Registrant and the consummation by the Registrant of the sale of substantially all of its assets to any person that is not controlled by, or under common control with, the Registrant.  The Peachtree Warrant also grants Peachtree the right to require the Registrant to repurchase the Peachtree Warrant from Peachtree in cash upon the earlier to occur of a Mandatory Prepayment Event (as defined in the Amended and Restated Subordinated Loan Agreement), the five year anniversary of the date of issuance of the Peachtree Warrant and any optional prepayment of the Subordinated Credit Facility that results in an aggregate of 50% of or less of the original principal amount of the Subordinated Credit Facility to be outstanding.  The repurchase price will be an amount equal to (i) a fraction, the numerator of which is the number of shares of Common Stock purchasable upon exercise of the Peachtree Warrant that are requested to be repurchased and the denominator of which is the total number of then outstanding shares of Common Stock (assuming the conversion or exercise of all then outstanding securities convertible into, or exercisable for, shares of Common Stock, including the Peachtree Warrant), multiplied by (ii) the Repurchase Value (as defined below), provided that if the Registrant consummates a Change of Control (as defined in the Peachtree Warrant) on or before the closing date of the repurchase (or if, on or before the closing date of the repurchase, the Registrant has executed a definitive agreement contemplating a Change of Control that is scheduled to close within 60 days following the closing date of the repurchase) in which the aggregate amount payable at closing to the holders of the Common Stock (the “Transaction Value”) is less than the Repurchase Value, then the repurchase price payable by the Registrant to NewSpring shall be based on the Transaction Value and not the Repurchase Value.

“Repurchase Value” means the greatest of (i) an amount equal to six times the Registrant’s Pro Forma Adjusted EBITDA (as defined in the Amended and Restated Subordinated Loan Agreement) for the 12-month period ended immediately prior to the date of the repurchase notice, (ii) an amount equal to the Market Value (as defined in the Peachtree Warrant) of the total number of then outstanding shares of Common Stock of the Registrant (assuming the conversion or exercise of all then outstanding securities convertible into, or exercisable for, shares of Common Stock, including the Peachtree Warrant) as determined by a recognized valuation firm mutually selected by the Registrant and NewSpring, and (iii) an amount equal to six times the annual average of the Registrant’s Pro Forma Adjusted EBITDA for the 36-month period ended immediately prior to the date of the repurchase notice.

If the Registrant pays a dividend or makes a distribution on shares of the Common Stock while the Peachtree Warrant is outstanding, then upon the exercise of the Peachtree Warrant, the Registrant will pay or distribute to the registered holder of the Peachtree Warrant, in addition to the number of shares of Common Stock purchased upon such exercise, the dividends or distributions that would have been paid to such registered holder if it had been the owner of record of such Shares on the date which the record holders of Common Stock entitled to such dividends or distributions were determined.  In addition, the Registrant is required under the Peachtree Warrant to provide prior notice to the Peachtree if, at any time before the Peachtree Warrant has been exercised in full, the Registrant effects certain specified corporate actions, including selecting a record date for dividends or distributions or effecting a reorganization, reclassification, consolidation, merger, dissolution, liquidation or winding up involving the Registrant.

In connection with the Amended and Restated Subordinated Credit Facility from the Investors, on December 30, 2011, the Registrant also amended and restated the Common Stock Purchase Warrant issued to NewSpring on August 15, 2011 (as so amended and restated, the “Amended and Restated NewSpring Warrant,” and together with the Peachtree Warrant, the “Warrants”).  The Amended and Restated NewSpring Warrant amended certain provisions of the Common Stock Purchase Warrant issued by the Registrant to NewSpring on August 15, 2011, including (i) providing that the number of shares of Common Stock purchasable upon exercise of the Amended and Restated NewSpring Warrant is determined after giving effect to, the exercise of the Amended and Restated NewSpring Warrant (based on the “treasury stock method” in accordance with the generally accepted accounting principles applicable in the United States of America and determined using the same principles, assumptions and estimates that are used by the Registrant in the preparation of its financial statements and assuming the exercise or conversion of all securities that are directly or indirectly exercisable for or convertible into Common Stock); and (ii) amending the definition of “Repurchase Value” in the Amended and Restated NewSpring Warrant to match the definition of “Repurchase Value” in the Peachtree Warrant as set forth above.

On December 30, 2011, the Registrant also entered into an Amended and Restated Investor Rights Agreement (the “Amended and Restated Investor Rights Agreement”) with the Investors to provide Peachtree with certain rights with respect to the Common Stock that may be issued upon the exercise of the Peachtree Warrant, including, among other things, certain co-sale rights and demand and piggyback registration rights.  The Amended and Restated Investor Rights Agreement also entitles each of the Investors to have one representative attend every meeting of the Board of Directors of the Registrant as long as the applicable Investor holds Registrable Securities (as defined in the Amended and Restated Investor Rights Agreement) representing 1.5% of the outstanding Equity Securities (as defined in the Amended and Restated Investor Rights Agreement) (assuming such Investor’s Warrant has been exercised) of the Registrant, subject to certain exceptions relating to confidentiality and conflict of interest requirements.

The above is a brief summary of the Peachtree Warrant, the Amended and Restated NewSpring Warrant and the Amended and Restated Investor Rights Agreement and does not purport to be complete.  Copies of the Peachtree Warrant, the Amended and Restated NewSpring Warrant and the Amended and Restated Investor Rights Agreement are filed as Exhibits 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K.  The contents of such Exhibits are incorporated herein by reference.

Item 2.03                      Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K under the headings “Revolving Credit and Security Agreement” and “Amended and Restated Subordinated Loan Agreement” is hereby incorporated by reference into this Item 2.03.

Item 3.02                      Unregistered Sale of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Common Stock Purchase Warrants and Amended and Restated Investor Rights Agreement” is hereby incorporated by reference into this Item 3.02.

The securities issued pursuant to the Peachtree Warrant, as described in Item 1.01 of this Current Report on Form 8-K, were sold only to an “accredited investor,” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”), were not registered under the  Securities Act or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) under the Securities Act and corresponding provisions of state securities law, which exempt transactions by an issuer not involving any public offering.  The securities were offered for investment purposes only and not for the purpose of resale or distribution, and the transfer thereof was restricted under the terms of the Peachtree Warrant.

Item  9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Revolving Credit and Security Agreement among the Companies and PNC, as lender and agent, dated December 30, 2011
10.2	Amended and Restated Subordinated Loan Agreement among the Companies, the Investors, and NewSpring, in its capacity as collateral agent for the Investors, dated December 30, 2011
10.3	Warrant issued to Peachtree by the Registrant, dated December 30, 2011
10.4	Amended and Restated Warrant issued to NewSpring by the Registrant, dated December 30, 2011
10.5	Amended and Restated Investor Rights Agreement among the Registrant and the Investors, dated December 30, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2012	EMTEC, INC.

	By:	/s/ Gregory P. Chandler
Name: Gregory P. Chandler
Title: Chief Financial Officer